Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Defiance Quantum ETF (QTUM)
Defiance Connective Technologies ETF (SIXG)
(each, a “Fund”, together, the “Funds”)
July 22, 2025
Supplement to the Prospectus dated April 30, 2025

The second paragraph under the sub-heading Sub-Adviser in the Management section of the prospectus is replaced in its entirety with the following:

For its services to each Fund, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund.

Please retain this Supplement with your Prospectus for future reference.